SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) September 6, 2005


                                THE BEARD COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Oklahoma                 001-12396                73-0970298
----------------------------      ------------         -------------------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)         Identification No.)


                                Enterprise Plaza
                               5600 N. May Avenue
                                    Suite 320
                          Oklahoma City, Oklahoma         73112
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (405) 842-2333
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 7.01  Regulation FD Disclosure.

     On September 6, 2005, the Company issued a press release announcing the drilling results on two new gas wells and the hookup and initial production from the first six wells in Colorado. A copy of the press release is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.                      Description
-----------                      -----------

   99                   Press release dated September 6, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE BEARD COMPANY

                                      /s/ Herb Mee, Jr.
                                      -------------------------------
                                      Herb Mee, Jr., President

September 6, 2005

                                INDEX TO EXHIBITS

Exhibit
  No.       Description                         Method of Filing
  ---       -----------                         ----------------

 99     Press release dated September 6,     Filed herewith electronically
        2005